UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant (X)
                 Filed by a Party other than the Registrant ( )

                           Check the appropriate box:

      ( ) Preliminary Proxy Statement ( ) Soliciting Material Pursuant to
                                     --- ---
      ( ) Confidential, For Use of the SS.240.14a-11 (c) or SS.240.14a-12
                                       ---
                          Commission only (as permitted
                             by rule 14a-6(e) (2) )
                        ( X ) Definitive Proxy Statement
                      ( ) Definitive Additional Materials


                             NORTH BANCSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)
                                        -
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
                                        -

                  Payment of Filing Fee (Check the appropriate
                                     box):

                               (X) No fee required

   ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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

( ) Fee paid previously with preliminary materials:
( ) Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

                                                     March 22, 2004



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of North Bancshares, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at 3:00 p.m., local time, on April 23, 2004 at the main office of the Company, located at 100
W. North Avenue, Chicago, Illinois.

         At the Meeting, stockholders will vote on the election of two directors, the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditors for the fiscal year ending December 31, 2004 and a stockholder proposal. Your Board of Directors unanimously recommends that you vote FOR the director nominees named herein and FOR the ratification of the appointment of independent auditors. Your Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal.

         Whether or not you plan to attend, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. If your shares are held with a bank or broker, check your proxy card to see if you can also vote by telephone or through the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                           Very truly yours,


                                           /S/ Mary Ann Hass
                                           -------------------------
                                           Mary Ann Hass
                                           Chairman of the Board

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 23, 2004


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of North Bancshares, Inc. ("North Bancshares" or the "Company") will be held at the main office of the Company, located at 100 West North Avenue, Chicago, Illinois at 3:00 p.m., local time, on April 23, 2004.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       the election of two directors of the Company;

         2. the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the Company for the fiscal year ending December 31, 2004;

         3. a stockholder proposal regarding management employment contracts;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to properly come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on March 1, 2004 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares with a bank or broker, check your proxy card to see whether you can also vote by telephone or through the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                  By Order of the Board of Directors

                                        /S/ Victor E. Caputo
                                        ---------------------------------
                                        Victor E. Caputo
                                        Corporate Secretary


Chicago, Illinois
March 22, 2004


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 2004


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of North Bancshares, Inc. ("North Bancshares" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 100 West North Avenue, Chicago, Illinois, on April 23, 2003, at 3:00 p.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about March 22, 2004. Certain of the information provided herein relates to North Federal Savings Bank ("North Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company will be asked to consider and vote upon: (i) the election of two directors of the Company; (ii) a proposal to ratify the appointment of Crowe Chizek and Company LLC as the Company's independent auditors for the fiscal year ending December 31, 2004 and (iii) a stockholder proposal regarding management employment contracts.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the director nominees named in this Proxy Statement, FOR the ratification of the appointment of the independent auditors and AGAINST the stockholder proposal. The Company does not know of any other matters that may properly come before the Meeting. If any other matters should properly come before the Meeting or any adjournment or postponement thereof, the holders of proxies acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditors and the approval of the stockholder proposal each require the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors and the stockholder proposal, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to these proposals. Proxies marked to abstain will have the same effect as votes against the proposals, and broker non-votes will have no effect on the proposals. One-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Victor E. Caputo, Secretary, North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on March 1, 2004 will be entitled to one vote for each share then held. As of that date, the Company had 1,144,695 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, including Joseph A. Graber, President and Chief Executive Officer of the Company and the Bank; (ii) Victor E. Caputo, Executive Vice President and Secretary of the Company and the Bank; and (iii) all directors and officers of the Company and the Bank as a group. Except where otherwise noted, the address for each holder listed below is: c/o North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399. For information regarding individual share ownership by the directors of the Company, see "Election of Directors."


   Beneficial Owner                Shares Beneficially Owned  Percent of Class

North Bancshares, Inc.                   122,016(1)               10.66%
Employee Stock Ownership Plan

Northbrook Investments LLC               110,471(2)                9.65
David Hokin
Rob Rubin
500 Skokie Blvd., Suite 310
Northbrook, Illinois 60062

Mary Ann Hass/Elmer L. Hass              106,922(3)                9.34

Robert H. Rusher                          73,495(4)                6.42

Joseph A. Graber                          90,307(5)                7.81
President and Chief Executive Officer

Victor E. Caputo                          26,101(6)                2.26
Executive Vice President and
Secretary

Directors and executive officers         336,250(7)               28.61
of the Company and the Bank as a
group (9 persons)


(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), all of which have been allocated to accounts of participants. John P. Koch, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP. Pursuant to the terms of the ESOP, participants have the right to direct the voting of shares allocated to their accounts.

(2) As reported by Northbrook Investments, LLC ("Northbrook"), Gary Hokin and Rob Rubin in a Schedule 13G filed with the Securities and Exchange Commission on November 24, 2003. Mr. Hokin and Mr Rubin reported having shared voting and dispositive powers over all shares listed.

(3) The Hasses are husband and wife. Mr. and Mrs. Hass are deemed to beneficially own all shares held directly or indirectly by either individual.

(4) Includes shares held directly and jointly with his spouse. Also includes 4,800 shares held by family members as to which beneficial ownership is disclaimed.

(5) Includes shares held directly and jointly with family members, as well as 11,251 shares subject to options granted under the 1995 Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable.

(6) Includes 10,500 shares subject to options granted under the Stock Option Plan which are currently exercisable.

(7) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, allocated to ESOP accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. This amount also includes 30,501 shares in the aggregate subject to options granted under the Stock Option Plan which are currently exercisable.


                         I.  ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the members of the Board. Approximately one-third of the directors are elected annually. Directors are elected to serve for a three-year period or until their respective successors are elected and qualified.

         The Company's bylaws provide that no person may serve as a director of the Company beyond the annual meeting of stockholders immediately following the director attaining 75 years of age. Because of this provision, Directors Robert
H. Rusher and Elmer Hass will be unable to serve beyond the upcoming Annual Meeting of Stockholders. The Company thanks Directors Rusher and Hass for their dedication and many years of service. In January 2004, pursuant to the Company's bylaws, the Board voted to reduce the number of directors to five from seven effective on the date of the upcoming Annual Meeting of Stockholders.

         The following table sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Nominating Committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, except as noted herein, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.



                                           Position(s) Held                   Term to    Shares of
                                           in the Company                     Expire     Common Stock
                                                                                         Beneficially      Percent
                                 Age(1)                            Director              Owned at          of
         Name                                                      Since(2)              March 1, 2004(3)  Class
-------------------              ------    ----------------        ----------  ------    ---------------   -----
                                                                   NOMINEES
Mary Ann Hass                      71       Chairman of the          1962       2007       106,922          9.34
                                            Board
Joseph A. Graber                   53       Director, President      1993       2007        90,307          7.81
                                            and Chief Executive
                                            Officer

                                                      DIRECTORS CONTINUING IN OFFICE

Frank J. Donati                    51       Director                 1998       2005         4,600          0.40

Gregory W. Rose                    44       Director                 1997       2006         7,765          0.68

Mark W. Ferstel                    39       Director                 2003       2006         4,165          0.36


(1) At December 31, 2003.

(2) Includes service as a director of the Bank.

(3) Amounts include shares held directly and jointly with family members, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 11,251, 2,500, 3,750 and 2,500 shares subject to options granted under the Stock Option Plan to Messrs. Graber, Donati, Rose and Ferstel, respectively, all of which are currently exercisable.


         The business experience of each director or director nominee of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Mary Ann Hass - Mrs. Hass has served as Chairman of the Board of the Company since its incorporation in 1993, and as Chairman of the Board of the Bank since 1968. She served as Chief Executive Officer of the Company from its incorporation in 1993 until her retirement in July 1998, and as Chief Executive Officer of the Bank from 1968 until July 1998. She has served in various capacities since beginning her career with the Bank in 1950. Mrs. Hass has served on the Board of Directors of the Illinois League of Financial Institutions; the Board of Trustees of the Latin School of Chicago; the Board of Directors of the New City YMCA, formerly known as ISHAM YMCA. She is also a past Chairman and Director of the Chicagoland Association of Savings Institutions; past President and Director of the Federal Savings and Loan Council of Illinois; and past President and Director of the Lincoln Park Chamber of Commerce. She also has served on the Board of Directors and the Supervisory Committee of the Norwood Park Catholic Credit Union. Mrs. Hass served on the Resource Development Committee of the Neighborhood Housing Services of Chicago, Inc. and is a member of The Economic Club of Chicago. Mrs. Hass has also served on the Publications Committee and the Housing Finance Development Committees of the International Union of Housing Finance Institutions. Mrs. Hass is the wife of retiring Director Elmer L. Hass and sister-in-law of retiring Director Robert H. Rusher.

         Joseph A. Graber - Mr. Graber was appointed Chief Executive Officer of the Company and the Bank in August 1998, following Mrs. Hass' retirement from these positions. Mr. Graber was appointed President of the Company and the Bank in 1995 after serving as Executive Vice President and Corporate Secretary of the

Company since its formation in 1993, and Executive Vice President, Corporate Secretary and Advisory Director of the Bank since 1992. Mr. Graber also has served as Assistant Controller, Branch Manager, Vice President and Senior Vice President during his tenure with the Bank, which began in 1972. Mr. Graber is President and Chairman of the Board of Directors of the Chicagoland Association of Financial Institutions. He also serves on the Board of Directors of the Illinois League of Financial Institutions and has served on the Board of the Lincoln Park Chamber of Commerce. Mr. Graber is a member of the Bankers Club of Chicago and a past President of the Wilmette Kiwanis Club and has served on the Board of Directors of the Wilmette Chamber of Commerce, the Friends of the Near North Library and the Citizens Advisory Council for the Community Area Resident Economic Center. He was also Trustee of the Chicago Savings and Trust Forum and Chairman of the Lincoln Park Unit of the American Cancer Society.

         Frank J. Donati, C.P A. - Mr. Donati has served as President of Donati Financial Services, Inc., a consulting firm to financial institutions and corporations, since 1997. From 1991 to 1996, Mr. Donati was Senior Vice President of Finance at Bell Bancorp, Inc., the $1.9 billion holding company of Bell Federal Savings, Chicago, Illinois. He has also held the position of Senior Vice President, Chief Financial Officer and Treasurer at United Savings of America and was a senior audit manager at KPMG LLP. Mr. Donati is a graduate of DePaul University and a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

         Gregory W. Rose - Mr. Rose is an owner, director and managing partner of Monarch Tool and Die Company and STAG Real Estate Holdings.

         Mark W. Ferstel, C.P.A. - Mr. Ferstel is currently the Director of Leasing with Logicalis. From 1998 to 2003, Mr. Ferstel served in various management positions with the U.S. Leasing Group of Comdisco, Inc., including Director of Finance. He also served as Director of Business Development for that group and worked in the areas of international accounting and finance for Comdisco. From 1995 to 1998 Mr. Ferstel served as Vice President of Consulting for Thoughtworks, Inc. where he was responsible for sales, business development and project management. Mr. Ferstel graduated from John Carroll University in 1986 with a BA in Accounting. He received his Masters Degree in Business Administration from DePaul University in 1990. Mr. Ferstel is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.

Director Independence

         The Company's Board of Directors has determined that Directors Donati, Rose and Ferstel are "independent directors," as that term is defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASD"). These directors constitute a majority of the Board.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company's Board of Directors. The Company's Board of Directors meets as needed upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met eleven times during fiscal 2003. During fiscal 2003, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period that he or she served.

         The Board of Directors of the Company has standing Audit, Compensation and Allocation, Executive and Nominating Committees.

         The Audit Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee is responsible for hiring, retaining and terminating the independent auditors, reviews the results of the auditors' services, reviews with management the systems of internal control and internal audit reports and ensures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The current members of the Audit Committee are Messrs. Donati, Rusher, Rose and Ferstel, each of whom is "independent" as independence for audit committee members is defined in the NASD Marketplace Rules. Director Rusher will cease to be a member of the Audit Committee upon his mandatory retirement from the Board following the Meeting. The Company's Board of Directors has determined that each of Directors Donati and Ferstel is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission. The Audit Committee met three times during the fiscal year ended December 31, 2003.

         The Compensation and Allocation Committee is currently comprised of Messrs. Hass, Rose, Donati and Ferstel. This committee administers the Company's Stock Option Plan and the Recognition and Retention Plan, and reviews compensation and benefit matters. This committee met once during the fiscal year ended December 31, 2003.

         The Executive Committee is currently comprised of Mrs. Hass and Messrs. Graber and Rusher. Director Rusher will cease to be a member of the Executive Committee upon his mandatory retirement from the Board following the Meeting. To the extent authorized by the Board of Directors and the Company's Bylaws, this committee may exercise all of the authority of the Board of Directors between Board Meetings. Specifically, the committee works with senior management to accomplish the goals and objectives of the Company, and to formulate future business strategies. The Executive Committee did not meet during the fiscal year ended December 31, 2003.

         The Nominating Committee is currently comprised of Messrs. Rose, Donati and Ferstel, each of whom is an "independent director" as that term is defined in Rule 4200 of the NASD Market Place Rules, and is responsible for selecting nominees for election as directors. The Nominating Committee met once during fiscal 2003. The Company's Board of Directors has not adopted a formal written charter for the Nominating Committee, but has adopted a resolution addressing the director nominations process. Pursuant to this resolution, the Nominating Committee has been assigned the following responsibilities:

 (i) assist the Board in identifying, interviewing and recruiting candidates for the Board;

 (ii)recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Companys certificate of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's certificate of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

 (v) perform any other duties or responsibilities as may delegated to the Committee by the Board from time to time.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         Meetings and Committees of the Bank's Board of Directors. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Bank's Board of Directors met 13 times during the year ended December 31, 2003. During fiscal 2003, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period he or she served.

         The Bank has standing Asset-Liability Risk Management/Disclosure, Compensation and Allocation, Community Reinvestment Act ("CRA"), Executive, Interest Rate and Loan Committees.

         The Asset-Liability Risk Management and Disclosure Committee evaluates the Bank's assets and liabilities and identifies problem assets. The committee also review disclosure issues and considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Mr. Graber, Mr. Caputo, Martin W. Trofimuk, Vice President and Treasurer of the Company and the Bank and D. Robert Harless, Assistant Vice President and Controller of the Bank. This committee held four meetings during the year ended December 31, 2003.

         The Compensation and Allocation Committee establishes the salaries of Bank personnel and reviews other compensation and benefit matters. Messrs. Hass, Rose, Donati and Ferstel are the current members of the Compensation and Allocation Committee. This committee met once during fiscal 2003.

         The CRA Committee reviews the Bank's CRA Statement and the Bank's general overall compliance with the requirements of the CRA and makes recommendations to the Board on changes to the CRA Statement. During fiscal 2003, the CRA Committee was comprised of Mr. Graber and Warren Rife, Assistant Vice President of the Bank. This committee meets quarterly to review lending and other CRA activities.

         The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee is currently comprised of Mrs. Hass and Messrs. Graber and Rose. The Executive Committee met three times during the fiscal year ended December 31, 2003.

         The Interest Rate Committee manages the Bank's interest rate risk and sets the interest rates paid by the Bank. The committee consists of Messrs. Graber, Caputo, Trofimuk and Ms. Catherine Harper, Vice President of the Bank, and meets once per week.

         The Loan Committee reviews and evaluates loans and approves loans and loan commitments, within the guidelines established by the Board. The current members of this committee are Messrs. Graber, Caputo and Harless. The Loan Committee meets as necessary to approve loan applications, review loan policies and set interest rates.

Audit Committee Report

         The Audit Committee of the Company's Board of Directors has taken the following actions with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2003.

o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

o The Audit Committee has discussed with the independent auditors of the Company's fiscal 2003 financial statements (Crowe Chizek and Company
         LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

o Based on the review and discussion referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

         The Audit Committee of the Company's Board of Directors:

                  Frank J. Donati, Chairman
                  Robert H. Rusher
                  Mark W. Ferstel
                  Gregory W. Rose

Stockholder Communications with Directors

         Stockholders may communicate directly with the Board of Directors by writing to: Joseph A. Graber, President and Chief Executive Officer, North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399.

Board Member Attendance at Annual Stockholder Meetings

         Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. All seven current directors of the Company attended last year's annual meeting of stockholders.

Director Compensation

         The Bank's directors and advisory directors were each paid an annual retainer fee of $10,000 and an additional fee of $500 for each meeting of the Bank's Board of Directors attended during fiscal 2003. The Company's directors are paid a fee of $250 for each meeting of the Company's Board attended unless such meeting is held immediately following a meeting of the Bank's Board of Directors, in which case no fee is paid for the Company Board meeting. No fees are paid for attending Board committee meetings. In 2003, the Bank paid Crowe Chizek and Company LLC $1,000 to prepare the joint personal 2002 federal and state income tax returns of Directors Elmer and Mary Ann Hass.

Executive Compensation

         The following table sets forth information regarding compensation for fiscal 2003 paid to Joseph A. Graber, the Company's and the Bank's President and Chief Executive Officer, and Victor E. Caputo, the Company's and the Bank's Executive Vice President and Secretary. No other executive officer earned a salary and bonus for fiscal 2003 in excess of $100,000.


                                                   SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                                                             Awards             Payouts
                                                         Other                                              All Other
                                                         Annual      Restricted                           Comepnsation
                                                         Compensa-     Stock      Options/     LTIP        ($)(4)
    Name and                      Salary     Bonus       tion         Award(s)      SARs      Payouts
Principal Position      Year      ($)(1)     ($)         ($)(2)           ($)       (#)        ($)
Joseph A. Graber        2003     $171,750     ---       ---            ---          ---         ---          $6,614
President and Chief     2002      162,150     ---       ---            ---          ---         ---          36,440
Executive Officer       2001      156,150     ---       ---            ---          ---         ---          34,006

Victor E. Caputo        2003     $116,500     ---       ---            ---          ---         ---          $5,434
Executive VicePresident 2002      110,800     ---       ---          6,500(3)       ---         ---          26,358
and Secretary           2001      106,500     ---       ---            ---          ---         ---          25,279


(1) For Mr. Graber, includes director's fees of $16,750 for fiscal year 2003 and $14,150 for each of fiscal years 2002 and 2001. All salary amounts were paid by the Bank.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) Represents dollar value on January 1, 2002 (the date of grant) of award of 500 shares of restricted stock under the Company's Management Recognition and Retention Plan, based on the closing price per share of the Common Stock of $13.00 on December 31, 2001. Twenty percent of the award vested on the date of grant, 20% vested on January 1, 2003, with the remaining shares vesting in 20% increments on January 1, 2004, 2005 and 2006, respectively. As of December 31, 2003, based on the closing price per share of the Common Stock on that date of $13.55, the aggregate value of the restricted stock held by Mr. Caputo on that date was $4,065.

(4) For each year, includes (a) the dollar amount of term life insurance premiums paid by the Bank on behalf of the officer, and (b) for 2003 only, the dollar amount of employer contributions to the officer's 401(k) plan account, and for 2002 and 2001 only, the dollar value as of December 31, 2002 and 2001, respectively, of allocations to the officer's ESOP account, as follows: for Mr. Graber (i) 2003 - (a) $414 and (b) $6,200, (ii) 2002 - (a) $414 and (b) $35,171, (ii) 2001 - (a)
         $414 and (b) $33,592; for Mr. Caputo (i) 2003 - (a) $774 and (b)
         $4,660, (ii) 2002 - (a) $774 and (b) $25,584 and (ii) 2001 - (a) $774
         and (b) $24,505. For Mr. Graber, amount for 2002 also includes taxable expenses of $855 incurred by the Bank for his spouse.

         The following table provides information for Messrs. Graber and Caputo as to the value of options held as of December 31, 2003. No options were exercised by or granted to Mr. Graber or Mr. Caputo during fiscal 2003.


                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                       OPTION VALUES
                                                                            Value of
                                                 Number of                Unexercised
                                                Unexercised               In-the-Money
                                                 Options at                Options at
                                                 FY-End (#)               FY-End ($)(1)
                   Shares       Value
Name               Acquired     Realized  Exercisable Unexercisable  Exercisable  Unexercisable
                   on Exercise   ($)         (#)          e(#)          ($)           ($)
                     (#)
Joseph A. Graber     ---         ---       11,251        ---          $17,773        $---
Victor E. Caputo     ---         ---       10,500        ---          $43,500        $---
===============================================================================================

(1) Represents the aggregate value (market price of the Common Stock less the exercise price) of the in-the- money options held based upon the option exercise prices of $7.75 per share for 2,504 shares, $11.69 per share for 1,747 shares and $14.56 per share for 7,000 shares for Mr. Graber and $7.75 per share for 7,500 shares and $14.56 per share for 3,000 shares for Mr. Caputo, and the closing price per share of the Common Stock on December 31, 2003 of $13.55, as reported on The Nasdaq Stock Market. An option is in-the-money if the market value per share of the Common Stock exceeds the exercise price of the option.

Employment Agreements

         The Bank has entered into employment agreements with Messrs. Graber, Caputo, Perri and Trofimuk. These agreements are intended to assist the Bank and the Company in maintaining a stable and competent management base. The continued success of the Bank and the Company depends significantly on the skills and competence of their officers. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary, discretionary bonuses as determined by the Bank's Board of Directors and an initial term of three years with respect to Messrs. Graber and Caputo, and one year with respect to Mr. Trofimuk. The agreements provide for an extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a performance evaluation performed by disinterested members of the Board of Directors of the Bank. The term of each agreement has been extended pursuant to this provision on every anniversary of the agreement's effective date that has occurred since the execution of the agreement. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The agreements are also terminable by the employee upon 90 days notice to the Bank. The agreements guarantee participation in an equitable manner in employee benefits available to executive personnel of the Bank.

         The employment agreements provide that if the employee's employment is involuntarily terminated, other than for cause or due to death or disability, he will be entitled to continuation of his salary and insurance benefits for the remaining term of the agreement. If employment is involuntarily terminated, other than for cause or due to death, disability or specified violations of law, in connection with or within 12 months after a change in control of the Company or the Bank, the employee will be entitled to change in control benefits consisting of the continuation of his salary and the same health benefits for the remaining term of the agreement, plus a lump sum payment equal to a specified percentage of the employee's "base amount" of compensation for purposes of Section 280G of the Internal Revenue Code (299% for Messrs. Graber and Caputo, and 100% for

Mr. Trofimuk). These change in control benefits are limited so that in the aggregate they will not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes pursuant to Section 280G. The term "change in control" is defined in the employment agreements as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. The term "involuntary termination" is defined generally as termination of employment by the Bank without the employee's consent or by the employee following a material reduction of or interference with his duties, responsibilities or benefits without his consent.

         Based on their current salaries, if the employment of Messrs. Graber, Caputo, Perri and Trofimuk had been terminated as of December 31, 2003 under circumstances entitling them to change in control benefits as described above and without regard to any reductions that may be required under the agreements, they would have been entitled to receive lump sum cash payments of approximately $465,000, $350,000 and $73,000, respectively.

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. As required under Federal law, all loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Company's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank has made several loans to its directors and officers, or certain family members or affiliates thereof, in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with other persons and which did not involve more than the normal risk of collectibility or present other unfavorable features or which complied with applicable rules concerning loans to such persons in effect at the time when the loans were made.


            II.  RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC to be the Company's independent auditors for the 2004 fiscal year, subject to the ratification of the appointment by the Company's stockholders at the Meeting. A representative of Crowe Chizek and Company LLC is expected to attend the Meeting and will respond to appropriate questions and have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

         For the fiscal years ended December 31, 2003 and 2002, Crowe Chizek and Company LLC provided various audit and non-audit services to the Company. Set forth below are the aggregate fees for these services:

         (a) Audit Fees: Aggregate fees for professional services rendered for the audit of the Company's fiscal 2003 annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that year:
                  2003 - $29,186; 2002 - $44,880.

         (b)      Audit Related Fees:  2003 - none; 2002 - none.

         (c)      Tax Fees: Preparation of federal and state income tax returns:
                  2003 - $7,705; 2002 - $8,700.

         (d)      All other fees:  2003 - none; 2002 - none.

         The Audit Committee of the Company's Board of Directors pre-approves all audit and permissible non- audit services to be provided by Crowe Chizek and Company LLP and the estimated fees for these services.


                          III.  STOCKHOLDER PROPOSAL

         Management receives suggestions and proposals throughout the year from stockholders, customers and others. Such proposals are welcomed, and management seeks to ensure that its views on the action it proposes to take in their implementation or rejection are communicated to the proponent. Some proposals from stockholders are presented to the Company in the form of resolutions, and they may be adopted and implemented by management after review with and agreement by their proponents, and therefore, need not be presented to the stockholders. Other resolutions from stockholders, like the one presented below, are properly presented to the Company, but are regarded by management as not being in the best interests of the Company and its stockholders, and are presented in the proxy materials to the stockholders for a vote as required by law.

         The name and address and the number of shares held by the stockholder submitting the following proposal will be furnished by the Company to any person either orally or in writing as requested, promptly upon the receipt of any oral or written request therefor.

Proposed Resolution

         "RESOLVED, that the shareholders of North Bancshares, Inc. hereby recommend that the Board of Directors discontinue the repetitive practice of extending the three-year employment agreements of its two senior officers, Messrs. Graber and Caputo."

Proponent Statement

         "Proponent believes that the repetitive annual salary and benefits extensions are a gross injustice to shareholders as they reward management for extremely poor performance and are contrary to modern corporate governance procedures. Proponent further believes that company operating performance would immediately improve should the Board of Directors adopt my accompanying proposal and also require management to provide written account for the company's poor performance."

         "There have been significant changes in corporate governance mandated by the Sarbanes-Oxley Act and the ensuing steps being taken by a wide variety of regulatory agencies and stock exchanges. Prominent amount these changes is the requirement that the Board of Directors exercise greater oversight with respect to management's compensation as measured against company performance."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL FOR THE REASONS STATED BELOW.

         The Board of Directors believes that providing employment agreements to its senior officers is consistent with industry practice and these agreements assist the Bank and the Company in maintaining a stable and competent management base. The Board also believes that adoption of the proponent's proposal has nothing at all to do with the operating performance of the Company. The Board has also thoroughly reviewed the provisions of the Sarbanes-Oxley Act and determined that it complies with the currently applicable provisions of the Act, that there is no provision in the Act that requires the Board to act as the proponent suggests.

         Despite this, the Board does, on an ongoing basis, review the Company's performance, and consider management's compensation in relation to such performance. The Board further believes that management compensation is consistent with similarly sized financial institutions.

         ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST' THIS PROPOSAL, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         The proposal will be approved if a majority of votes cast by the holders of shares are cast in favor of the proposal. However, the proposal is only advisory and is not binding on the Company's Board of Directors. The Board has not decided what action, if any, it will take should the proposal be approved.

          STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by the Company's Secretary at the Company's main office, located at 100 West North Avenue, Chicago, Illinois 60610-1399, no later than November 22, 2004 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than January 23, 2005. If, however, the date of the next annual meeting is before April 3, 2005 or after June 22, 2005, proposals must instead be received by the Company by the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. The term "public announcement" means disclosure in a press release reported by a nationally recognized news service or in a document publicly filed by the Company with the Securities and Exchange Commission. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                               OTHER MATTERS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ Victor E. Caputo
                                     -------------------------------
                                     Victor E. Caputo
                                     Corporate Secretary

Chicago, Illinois
March 22, 2004

                                                                    APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             NORTH BANCSHARES, INC.


I. Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities in this regard are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

         o Monitor the independence and performance of the Company's independent auditors and the audits of the Company's financial statements and monitor the performance of the accounting department.

         o Provide an avenue of communication among the independent auditors, management, the accounting department, and the Board of Directors.

         o Annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Audit Committee; and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.  Audit Committee Composition and Meetings

         Audit Committee members shall meet the membership requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least two times a year, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the manager of the internal accounting department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter as least annually. Submit the charter to the Board of Directors for approval and have the documents published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgements.

         3. In consultation with the management, the independent auditors, and the internal accountants, consider the integrity of the company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal accounting department together with management's responses.

         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 and 71. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The independent auditors report directly to the Audit Committee and are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors as required by Independence Standards Board Standard No. 1 and ensure the rotation of the lead audit partner as required by the SEC. The Audit Committee will annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal accounting and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the preliminary audit review with the independent auditors. Discuss certain matters required to be communicated to audit committee in accordance with AICPA SAS 61 and 71.

         10. Review significant reports prepared by the independent auditors together with management's response and follow-up to these reports.

         11. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Internal Accounting Department

         12. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the accounting department, as needed.

         13. Review the appointment, performance , and replacement of the senior accounting executive.

         14. Review significant reports prepared by the accounting department together with management's response and follow-up to these reports.

         15. On at least an annual basis, review with the company's counsel, any legal matters that could have a significant impact on the organizations financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         17. Perform any other activities consistent with the Charter, the Company's by-laws, and governing law, as the committee or the Board deems necessary or appropriate.

         18. Maintain minutes of meetings and periodically report to the board of Directors' on significant results of the foregoing activities.

         19. Periodically perform a self-assessment of audit committee performance.

         20. Review financial and accounting personnel succession planning with the Company.

         21. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

         22. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Audit Committee and are set forth in the Company's ethics and bribery policy.




                            NORTH BANCSHARES, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                April 23, 2004


      The undersigned hereby appoints the Board of Directors of North Bancshares, Inc. (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, located at 100 W. North Avenue, Chicago, Illinois on April 23, 2004 at 3:00 p.m., local time, and at any and all adjournments and postponements of the Meeting.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD, FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT AUDITORS AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               The Board of Directors recommends a vote "FOR" the
      election of the nominees listed in Item 1, "FOR" the ratification of the appointment of auditors named in Item 2
                and "AGAINST" the stockholder proposal in Item 3.


1. The election as directors of both nominees listed below (except as marked to the contrary):

      o FOR                   o VOTE WITHHELD                 o FOR ALL EXCEPT

      INSTRUCTION:         To vote for both nominees, mark "FOR." To withhold
                           your vote from both nominees, mark "VOTE WITHHELD."
                           To vote for one nominee, but not both nominees, mark
                           "FOR ALL EXCEPT" and strike a line through the name of the nominee from whom you wish to withhold your vote.

                  MARY ANN HASS                      JOSEPH A. GRABER

2. The ratification of the appointment of CROWE, CHIZEK and COMPANY LLC as independent auditors for the Company for the fiscal year ending December 31, 2004.

      o FOR                   o AGAINST                       o ABSTAIN

(3) The stockholder proposal regarding management employment contracts.

      o FOR                   o AGAINST                       o ABSTAIN

                 (Continued and to be SIGNED on Reverse Side)


     In its discretion, the Board of Directors, as proxy for the stockholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



              Dated:  ________________________




   -------------------------------          -------------------------------
   PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER



   -------------------------------          -------------------------------
   SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


   Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE
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